UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  May 3, 2023
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GREEN PLAINS INC.
(Exact name of registrant as specified in its charter)
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Iowa	001-32924	84-1652107
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1811 Aksarben Drive
Omaha, Nebraska 68106
(Address of Principal Executive Offices) (Zip Code)
(402) 884-8700
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GPRE	The Nasdaq Stock Market LLC
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On May 3, 2023, Green Plains Inc. (“GPRE”) submitted a non-binding, preliminary proposal (the “Proposal”) to the board of directors (the “GPP Board”) of Green Plains Holdings LLC, the general partner of Green Plains Partners LP (the “Partnership”), to acquire all of the outstanding common units representing limited partner interests in the Partnership not already owned by GPRE and its affiliates pursuant to a stock-for-unit exchange that would result in the Partnership becoming a direct, wholly owned subsidiary of GPRE. Under the Proposal, GPRE would offer 0.3913 shares of GPRE common stock for each outstanding publicly held common unit of the Partnership, representing a value of $13.08 per common unit based on the closing price of GPRE shares and Partnership common units as of May 3, 2023. On May 4, 2023, GPRE issued a press release announcing its submission of the Proposal to the GPP Board.
It is anticipated that the GPP Board will delegate the authority to evaluate the Proposal and the terms of the proposed transaction to the conflicts committee of the GPP Board. The Proposal is subject to negotiation and execution of a mutually satisfactory definitive agreement and approval of such definitive agreement and the transactions contemplated thereunder by the board of directors of GPRE, the GPP Board and the conflicts committee. There can be no assurance that a definitive agreement will be executed or that any transaction will be approved or consummated.
Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference is a copy of GPRE’s press release dated May 4, 2023. The information in this Item 8.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
Forward Looking Statements
This communication contains certain “forward-looking statements” that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and which reflect the GPRE’s views and assumptions on the date of this communication regarding future events, results or outcomes. These statements are based on current expectations that involve a number of risks and uncertainties and do not relate strictly to historical or current facts, but rather to plans and objectives for future operations. These statements may be identified by words such as “believe,” “expect,” “may,” “should,” “will” and similar expressions. These forward-looking statements include statements about, among other things, the transactions described in the Proposal and the delegation of the authority to evaluate and respond to proposal to the conflicts committee. These statements involve known and unknown risks, uncertainties and other factors, many of which may be beyond GPRE’s control, including the risk that the proposed transaction is not consummated at all or on the initial terms proposed or any other terms, and other factors detailed in reports filed with the Securities and Exchange Commission (“SEC”), that may cause actual results to differ materially from any future events, results, performance or achievements expressed or implied by the forward looking statements. All forward-looking statements speak only as of the date hereof. GPRE undertakes no obligation to update or revise publicly any such forward-looking statements, except as required by law. GPRE cautions you not to place undue reliance on these forward-looking statements. Please refer to GPRE’s filings with the SEC for more detailed information regarding these risks, uncertainties and assumptions.

No Offer or Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information and Where You Can Find It
In connection with the proposal that GPRE made for a business combination transaction with the Partnership, subject to further developments and if a transaction is agreed, GPRE and the Partnership may file one or more registration statements, proxy statements, prospectuses, or other documents with the SEC. INVESTORS AND SECURITYHOLDERS OF GPRE AND THE PARTNERSHIP ARE ADVISED TO CAREFULLY READ ANY REGISTRATION STATEMENT, PROXY STATEMENT, PROSPECTUS, OR OTHER DOCUMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. Any definitive registration statement or proxy statement, if any when available, will be sent to securityholders of the Partnership in connection with any solicitation of proxies or consents of unitholders relating to the proposed transaction. Investors and securityholders may obtain a free copy of such documents and other relevant documents (if and when available) filed with the SEC by GPRE or the Partnership from the SEC’s website at www.sec.gov. Securityholders and other interested parties will also be able to obtain, without charge, a copy of such documents and other relevant documents (if and when available) from GPRE’s website at investor.gpreinc.com/financials/sec-filings or from the Partnership’s website at ir.greenplainspartners.com/financials/sec-filings.
Participants in the Solicitation
This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, GPRE, the Partnership and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies and consents in respect of the proposed transaction. Information about these persons is set forth in GPRE’s proxy statement relating to its 2023 Annual Meeting of Shareholders, which was filed with the SEC on March 29, 2023, and the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 10, 2023, as amended by Amendment No. 1 thereto, which was filed with the SEC on March 22, 2023, and subsequent statements of changes in beneficial ownership on file with the SEC. Securityholders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ securityholders generally, by reading the registration statement, proxy statement, or other relevant documents regarding the proposed transaction (if and when available), which may be filed with the SEC.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed as part of this report.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated May 4, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Green Plains Inc.

Date: May 4, 2023	By:	/s/ Michelle Mapes
Michelle Mapes
Chief Legal & Administration Officer and Corporate Secretary